SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            Advance Financial Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
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         (4) Date Filed:
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

                     [Advance Financial Bancorp Letterhead]









September 28, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Advance Financial Bancorp (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at our new Wintersville office of the Bank, 805 Main Street, Wintersville, Ohio, on Tuesday, October 20, 1998, at 9:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., certified public accountants, will be present to respond to any questions stockholders may have.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.
This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.


                                           Sincerely,


                                           /s/Stephen M. Gagliardi
                                           -------------------------------------
                                           Stephen M. Gagliardi
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                            ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 20, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Advance Financial Bancorp ("the Company"), will be held at our new Wintersville office of the Bank, 805 Main Street, Wintersville, Ohio, on Tuesday, October 20, 1998, at 9:30 a.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.       The election of three directors of the Company;

2. The ratification of the appointment of S.R. Snodgrass, A.C., as independent auditors of the Company for the fiscal year ending June 30, 1999; and

3. Such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on August 31, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Florence K. McAlpine
                                              ----------------------------------
                                              Florence K. McAlpine
                                              Corporate Secretary

Wellsburg, West Virginia
September 28, 1998


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 20, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advance Financial Bancorp (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at our new Wintersville office of the Bank, 805 Main Street, Wintersville, Ohio, on October 20, 1998, 9:30 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about September 28, 1998.

         At the Meeting, stockholders will consider and vote upon (i) the election of three directors, (ii) the ratification of the appointment of S.R. Snodgrass, A.C., as independent auditors of the Company for the fiscal year ending June 30, 1999, and (iii) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on August 31, 1998 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 1,084,500 shares of Common Stock issued and outstanding.

         The certificate of incorporation of the Company ("Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal II, by checking the appropriate box, a stockholder may: vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                           Percent of Shares
                                                             Amount and Nature of            of Common Stock
Name and Address of Beneficial Owner                         Beneficial Ownership            Outstanding
------------------------------------                         --------------------          -----------------
Advance Financial Savings Bank
Employee Stock Ownership Plan ("ESOP")
1015 Commerce Street
Wellsburg, West Virginia 26070 (1)                                  86,756                        8.0%

Jeffrey L. Gendell
Tontine Partners, L.P.
31 West 52nd Street, 17th Floor
New York, New York 10019 (2)                                       108,200                        9.9%

Mr. Terry Maltese
Sandler O'Neill Asset Management L.L.C.
Malta Hedge Fund L.P.
Malta Hedge Fund II, L.P.
Malta Partners L.P.
Malta Partners II, L.P.
SOAM Holdings L.L.C.
712 Fifth Avenue, 22nd Floor
New York, New York 10019 (3)                                        42,400                        3.9%

All directors and officers of the Company as a group (8)
persons) (4)                                                       103,187                        9.5%


 -------------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of the Compensation and Benefits Committee of the Bank comprised of non-employee directors Murphy, Sperlazza, Chesson, Johnson, and Watson to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the Voting Record Date, 11,549 shares have been allocated under the ESOP to participant accounts.
(2) Based upon an amended Schedule 13D filed with the Securities and Exchange Commission (the "SEC"), dated January 24, 1997, for which shared voting and dispositive power is shown with respect to 108,200 shares.
(3) Based upon an amended 13D filed with the SEC dated February 26, 1998 for which shared voting and dispositive power is shown for 42,400 shares. Based upon this schedule 13D, Mr. Maltese, Sandler O'Neill Asset Management LLC and SOAM Holdings LLC beneficially own all of the 42,400 shares. Malta Partners, L.P., Malta Partners II, L.P., Malta Hedge Fund, L.P. and Malta Hedge Fund, II, L.P. each beneficially own 20,900 shares, 7,100 shares, 9,800 shares, and 4,600 shares, respectively, of the 42,400 shares.
(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Excludes 84,242 shares (86,756 shares minus 2,514 shares allocated to executive officers) held by the ESOP over which certain directors, as trustees to the ESOP, exercise shared voting and investment power. Such individuals disclaim beneficial ownership with respect to such shares held by the ESOP.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1998 fiscal year. Due to an administrative delay, a Form 4 report for an officer was filed late.

--------------------------------------------------------------------------------
        I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                  CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Certificate of Incorporation requires that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consist of seven members. There is one vacant Board seat. Three directors will be elected at the Meeting to serve for a three-year term or until their successors have been elected and qualified.

         George H. Johnson, William E. Watson, and Gary Young have been nominated by the Board of Directors to serve as directors. Messrs. Johnson, Watson and Young are currently members of the Board. Mr. Johnson has been nominated for a one-year term to expire in 1999 and Messrs. Watson and Young have each been nominated for a three-year term to expire in 2001. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth information with respect to the nominees, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof."

                                                                                      Shares of
                                                                                    Common Stock
                                                                       Current      Beneficially
                                                        Year First      Term         Owned as of
Name and Title                                          Elected or       to          August 31,       Percent
                                            Age(1)     Appointed(2)    Expire          1998 (3)        Owned
                                            ------     ------------    -------        ---------       ------
BOARD NOMINEES FOR TERM TO EXPIRE IN 2001

George H. Johnson                             76           1977         1998          9,087(4)(5)          -- (7)
Director

William E. Watson                             62           1991         1998         17,087(4)(5)         1.6%
Director

Gary Young                                    60           1975         1998          9,587(5)             -- (7)
Director

DIRECTORS CONTINUING IN OFFICE

John R. Sperlazza                             60           1973         1999         17,187(4)(5)         1.6%
Director

Stephen M. Gagliardi                          50           1983         2000         18,947(6)            1.7%
President, Chief Executive Officer
  and Director

James R. Murphy                               75           1962         2000         17,087(4)(5)         1.6%
Director

William B. Chesson                            62           1997         2000          4,587(4)(5)          -- (7)
Director

----------------
(1)  At June 30, 1998.
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4) Excludes 86,756 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Murphy, Sperlazza, Chesson, Johnson and Watson to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, 11,549 shares have been allocated under the ESOP to participant accounts.
(5) Includes 506 shares vested under the Restricted Stock Plan approved by the stockholders on January 20, 1998 (the "RSP"). Includes 1,581 shares subject to immediately exercisable stock options vested under the 1998 Stock Option Plan approved by the stockholders on January 20, 1998 (the "SOP").
(6) Includes 2,169 shares vested under the RSP. Includes 6,778 shares subject to immediately exercisable stock options vested under the SOP.
(7)  Less than 1.0%.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                           Age as of
Name                     June 30, 1998       Positions Held With the Company
----                     -------------       -------------------------------

Stephen M. Gagliardi           50            President, Chief Executive Officer and Director

Steven D. Martino              43            Vice President



Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors of the Bank in December 1996 became directors of the Company at that time. Executive Officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

         William B. Chesson has been a director of the Bank and the Company since March 1997. Since 1995, Mr. Chesson has been the President of the Jefferson County Chamber of Commerce in Steubenville, Ohio and is currently a member of the Board of Trustees of Jefferson Community College and the Board of Advisors of Franciscan University also in Steubenville. Prior to 1995, Mr. Chesson was the general manager of the radio station WSTV-WRKY in Steubenville.

         Stephen M. Gagliardi is the President and Chief Executive Officer of the Bank and has served in these capacities with the Company since its formation. Mr. Gagliardi has been a director of the Bank since 1983. He is the past Director of the West Virginia Appraiser Licensing and Certification Board and past President of the Brooke County Rotary and the Brooke County United Way. Mr. Gagliardi is Trustee and Treasurer of the Christ Episcopal Church of Wellsburg.

         George H. Johnson has been a director of the Bank since 1977 and a director of the Company since its formation. Mr. Johnson is a retired employee of Koppers Co., Inc., a coal, tar and chemicals company. Mr. Johnson is also a director of Municipal Mutual of West Virginia.

         James R. Murphy has been a director of the Bank since 1962 and a director of the Company since its formation. Mr. Murphy is a majority stockholder of Murphy Consolidated Industries. Mr. Murphy has been employed with this building contractor for 50 years.

         John R. Sperlazza has been a director of the Bank since 1973 and a director of the Company since its formation. For the past four years, Mr. Sperlazza has been a co-owner of J&J Properties, a real estate rental company, and has been employed with JJ&R Enterprises, a real estate rental company, and Mark's Carry Out. Prior to that time Mr. Sperlazza retired as a co-owner of trucking, mining and coal companies.

         William E. Watson has been a director of the Bank since 1991 and a director of the Company since its formation. Mr. Watson is an attorney in Wellsburg, West Virginia and has practiced law since 1961. Mr. Watson serves as counsel for the Bank. Mr. Watson is the Chancellor (General Counsel) of the West Virginia Conference United Methodist Church, Chairman of the Board of Trustees of West Virginia Wesleyan College and Chairman of the Administrative Board of Wellsburg United Methodist Church.

         Gary Young has been a director of the Bank since 1975 and a director of the Company since its formation. Mr. Young is the Park Director of the Brooke Hills Park in Wellsburg, West Virginia. Mr. Young is a member of the Royal Order of Moose, Brooke County Sportsman Club and Colliers Sportsman Club.

Executive Officer Who Is Not A Director

         Steven D. Martino has been an employee with the Bank since 1982 and has served as Senior Vice President and Chief Operating Officer since July 1996. Mr. Martino is the current President of the Wellsburg Chamber of Commerce and is the current Co-Campaign Chairman of the Brooke County United Way. He is also a real estate appraiser licensed by the State of West Virginia.

Nominations for Director

         Pursuant to Article II, Section 15 of the Company's Bylaws, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to a notice in writing to the Secretary of the Company that is delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company;
provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting.

         Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

         The Board of Directors may reject any nomination by a stockholder not made in accordance with the requirements of the Bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Bylaws, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board of the Bank and through activities of its committees. During the fiscal year ended June 30, 1998, the Board of Directors held 24 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the time such director served during the fiscal year ended June 30, 1998.

         The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. This non-standing committee met once during the 1998 fiscal year.

         The Compensation and Benefits Committee is comprised of non-employee directors Murphy, Sperlazza, Chesson, Johnson and Watson. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met twice during the 1998 fiscal year.

         The Audit Committee is comprised of Directors Watson, Johnson and Murphy. The President also attends these meetings but he is excused during certain portions. The Audit Committee is responsible for developing and maintaining the Bank's audit program. The Committee also meets with the Bank's outside auditors to discuss the results of the annual audit and any related matters. The Audit Committee met once during the 1998 fiscal year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         In the fiscal year ended 1998, members of the Board Directors received a monthly fee of $400, with up to four absences, regardless of attendance. Board members receive $35 for attendance at each committee meeting. For the fiscal year ended June 30, 1998, total fees paid by the Bank to Directors were $83,835.

Executive Officer Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus during the three years then ended June 30, 1998 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.


                                                                                  Long-Term Compensation
                                                     Annual Compensation                 Awards
                                              ---------------------------------   -----------------------
                                                                                               Securities
                                                                                  Restricted   Underlying        All
Name and                     Fiscal                             Other Annual        Stock       Options/        Other
Principal Position            Year            Salary    Bonus   Compensation(1)   Award(s)(2)    SARs(3)    Compensation(4)
-------------------           ----            ------    -----   ---------------   -----------   ---------   ---------------
Stephen M. Gagliardi          1998          $100,476    $8,149      $14,839       $203,325     $27,111          $27,895
President and Chief           1997            87,696     7,500       15,478           ____        ____           11,640
Executive Officer             1996            81,111    10,000       13,427           ____        ____            8,238



---------------
(1) At June 30, 1998, consisted of $10,800 in directors' fees and $4,039 in expenses associated with the use of a company automobile. At June 30, 1997, consists of $11,200 in directors' fees and $4,278 in expenses associated with the use of a company automobile. At June 30, 1996, consists of $9,450 in directors' fees and $3,977 in expenses associated with the use of a company automobile.
(2) Represents the award of 10,844 shares of Common Stock under the RSP as of January 20, 1998 on which date the market price of such stock was $18.75 per share. Such stock awards become non-forfeitable at the rate of 20% shares per year commencing on January 20, 1998. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of June 30, 1998, based upon a market price of $18.25 per share, such award of 10,844 shares had an aggregate value of $197,903.
(3) Such awards under the 1998 Stock Option Plan are first exercisable at the rate of 25% per year commencing on January 20, 1998. The exercise price equals the market value of the Common Stock on the date of grant of $18.75.
(4) At June 30, 1998, consists of a contribution of $288 for term life insurance, a matching contribution of $3,067 to the 401(k) Plan, a profit sharing contribution of $2,050 and 1,267 shares of stock allocated under the ESOP as of December 31, 1997, with a market value at such date of $22,489. At June 30, 1997, consists of a contribution of $174 for term life insurance, a matching contribution of $2,411 to the 401(k) Plan, a profit sharing contribution of $5,805 and 325 shares of stock allocated under the ESOP as of December 31, 1996, with a market value at such date of $3,250. At June 30, 1996, consists of a contribution of $174 for term life insurance, a matching contribution of $2,526 to the 401(k) Plan and a profit sharing contribution of $5,538.

         Employment Agreement. The Bank entered into an employment agreement with Stephen M. Gagliardi, President and Chief Executive Officer of the Bank ("Agreement"). The Agreement has a three year term. Mr. Gagliardi's base compensation under the Agreement is $98,992. Under the Agreement, Mr. Gagliardi's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Gagliardi without just cause, Mr. Gagliardi will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement but not less than one year's salary. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Mr. Gagliardi will be paid in a lump sum an amount equal to 2.99 times his five year average taxable compensation. In the event of a change in control at June 30, 1998, Mr. Gagliardi would have been entitled to a lump sum payment of approximately $256,835.

         Employee Stock Ownership Plan. The Bank maintains an employee stock ownership plan ("ESOP") for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Savings Bank and attained age 21. The ESOP is funded by contributions made by the Bank in cash or the Common Stock. The ESOP has borrowed funds from the Company in order to purchase Common Stock in the Conversion. This loan is secured by the shares purchased and earnings of ESOP assets. Shares purchased with such loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. The Bank is contributing $86,760 annually to the ESOP to meet principal obligations under the ESOP loan. This loan is expected to be fully repaid by the year 2006.

         1998 Stock Option Plan. The Board of Directors of the Company has adopted the 1998 Stock Option Plan (the "SOP") which was approved by the stockholders on January 20, 1998. Pursuant to the SOP 108,445 shares of the common stock are reserved for issuance by the Company upon exercise of stock options granted to officers, directors and employees of the Company and the Bank from time to time under the SOP.

         The following tables set forth additional information concerning stock options granted during the 1998 fiscal year.

                                              OPTION/SAR GRANTS TABLE
                                     Option/SAR Grants in Last Fiscal Year (1)
                                     -----------------------------------------

                                               Individual Grants
                           ------------------------------------------------------------------------
                                                 % of Total
                           # of Securities      Options/SARs
                             Underlying          Granted to       Exercise or
                            Options/SARs        Employees in       Base Price         Expiration
 Name                        Granted(#)         Fiscal Year          ($/Sh)              Date
 ----                        ----------         -----------          ------           ----------

Stephen M. Gagliardi           27,111               100%             $18.75        January 20, 2008

-----------------
(1) No Stock Appreciation Rights (SARs) are authorized under the plan.



                                Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                                ---------------------------------------------------------------------------------
                                                                    Number of Securities                Value of Unexercised
                                                                   Underlying Unexercised            In-The-Money Options/SARs
                                                                      Options/SARs at                      at FY-End ($)
                                                                         FY-End (#)
                       Shares Acquired
Name                   on Exercise (#)   Value Realized($)(1) Exercisable/Unexercisable          Exercisable/Unexercisable(1)
----                   ---------------   -------------------- -------------------------          ----------------------------
Stephen M. Gagliardi        0                   0                       6,778/20,333                          $ 0/$ 0


------------------
(1)  Based upon an  exercise  price of $18.75 per share and  estimated  price of
     18.25 at June 30, 1998.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                  II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         S.R. Snodgrass, A.C., was the Company's independent public accountant for the 1998 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with S.R. Snodgrass, A.C. to be its auditors for the fiscal year ended June 30, 1999. A representative of S.R. Snodgrass, A.C. is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of S.R. Snodgrass, A.C., as the Company's auditors for the fiscal year ending June 30, 1999.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's Annual Report to Stockholders for the year ended June 30, 1998, including financial statements, will be mailed to all stockholders of record as of the close of business on August 31, 1998. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the

Company's executive offices at 1015 Commerce Street, Wellsburg, West Virginia 26070, no later than May 31, 1999.

         In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by May 31, 1999. The Articles of Incorporation provide that if notice of a stockholder proposal to take action at next year's annual meeting is not received at the Company's main office by May 31, 1999, the proposal will not be eligible for presentation at that meeting.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1998 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, ADVANCE FINANCIAL BANCORP, 1015 COMMERCE STREET, WELLSBURG, WEST VIRGINIA 26070.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/Florence K. McAlpine
                                            ------------------------------------
                                            Florence K. McAlpine
                                            Corporate Secretary


Wellsburg, West Virginia
September 28, 1998

Appendix A

--------------------------------------------------------------------------------
                            ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 20, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Advance Financial Bancorp (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at our new Wintersville office of the Bank, 805 Main Street, Wintersville, Ohio, on October 20, 1998, at 9:30 a.m. and at any and all adjournments thereof, in the following manner:

                                                                 FOR    WITHHELD
                                                                 ---    --------
1. The election as directors of the nominees
   listed below (except as marked to the contrary below):        |_|      |_|

   George H. Johnson
   William E. Watson
   Gary Young


   (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

--------------------------------------------------------------------------------

                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------

2. The  ratification of the  appointment of S.R.
   Snodgrass,  A.C.,  as independent auditors for the
   Company for the fiscal year ending June 30, 1999.     |_|     |_|       |_|

The  Board of Directors recommends a vote "FOR" the above listed proposition.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated September 28, 1998 and the 1998 Annual Report.



Dated:                   , 1998
       ------------------


--------------------------------    --------------------------------------------
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER


--------------------------------    --------------------------------------------
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------